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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 24, 2001

                          INDIAN VILLAGE BANCORP, INC.
                          ----------------------------
             (Exact name of Registrant as specified in its Charter)

   Pennsylvania                     0-25971                 34-1891199
--------------------                -------                 ----------
(State or other)              (Commission File Number)      (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)



100 South Walnut Street, Gnadenhutten, Ohio           44629
-------------------------------------------           -----
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (740) 254-4313
                                                     --------------





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ITEM 5.  OTHER EVENTS.
         ------------

      On August 24, 2001, Indian Village Bancorp, Inc. issued a press release which announced that the 2001 Annual Meeting of Shareholders will be held on November 7, 2001.

      A press release announcing the Annual Meeting is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1 Press Release dated August 24, 2001.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   INDIAN VILLAGE BANCORP, INC.




Date: August 24, 2001              By: /s/ Marty R. Lindon
                                       -----------------------------------------
                                       Marty R. Lindon
                                       President and Chief Executive Officer